AFFIDAVIT AND NOTICE OF iNTENT TO HOLD . . MINING CLAIM(S\ AND SITES) TO ALL WHOM IT MAY CONCERN:

The undersigned certifies that the owner or claimant intended or intends to hold the mining claim(s). miU site(s). and/or tunnel site(s) listed below from 12:00.p.m. on September 1 of the year before this affidavit was made and recorded, until 11:59 a.m. on September 1 of the year that this affidavit was made and recorded.	205740

The claim map showing said claim(s) is filed as Document 194983
Number 198061 in the Eureka County
records 198067 // 194983-19502

RECORDER'S STAMP

RECEIVED 2006 AUG 25 AM 11:54 BLM

Name of claim(s) or site(s):	BLM Serial No(s):
Sarah 20 to Sarah 47	903228 - 903254
Sarah 1 to Sarah 19	888294 - 888312

Name and mailing address of owner or claimant:
Sarah Whicker
455 Granville St. Suite 301
Vancouver, BC, V6C 1T1

Dated this 21 day of AUG, 2006.

By ______
Owner, Claimant, Agent or Lessee Signature

Paul C. Dupras
Owner, Claimant, Agent or Lessee Name (printed)

STATE OF Nevada
COUNTY OF Eureka

Subscribed and sworn to by
Paul C. Dupras
before me this
21st day of August 2006

CARRI WRIGHT
NOTARY PUBLIC, STATE OF NEVADA
EUREKA COUNTY • NEVADA
CERTIFICATE # 05-100089-8
APPT. EXP. OCT. 6, 2009

NOTARY PUBLIC

Suggested Form - Nevada Division of Minerals (REV. 3/1/2003 LV)
Nevada Affidavit/Notice of Intent to Hold, NRS 517.230

205740

BOOK 440 PAGE 379

139552

OFFICIAL RECORDS
MINERAL COUNTY, NEV.
RECORD REQUESTED BY
Paul Dupras
CHRISTINE HOFERER
COUNTY RECORDER
FEE 395 DEP DK
August 21, 2006 3:28 p.m.

AFFIDAVIT AND NOTICE OF INTENT TO HOLD
MINING CLAIM(S) AND SITE(S)

TO ALL WHOM IT MAY CONCERN:

The undersigned certifies that the owner or claimant intended or intends to hold the mining claim(s), mill site(s), and/or tunnel site(s) listed below from 12:00 p.m. on September 1 of the year before this affidavit was made and recorded, until 11:59 a.m. on September 1 of the year that this affidavit was made and recorded.

The claim map showing said claim(s) is filed as Document Number 135723 in the Mineral County records. 135740 and 136026-136053

RECORDER'S STAMP

Name of claim(s) or site(s):	BLM Serial No(s):
PTM 1 thru PTM 18	908864 - 908881
PTM 19 thru PTM 46	908882 - 908909

RECEIVED USO BLM
2006 AUG 25 AM 11:55

Name and mailing address of owner or claimant:
Mosquito Mining Corp.
6121 Lakeside Dr, Suite 260
Reno, Nevada 89511

Dated this 21 day of AUG., 2006.

By [signature]
Owner, Claimant, Agent or Lessee Signature

Paul C. Dupras
Owner, Claimant, Agent or Lessee Name (printed)

STATE OF Nevada
COUNTY OF Mineral

Subscribed and sworn to by Paul C. Dupras before me this 21st day of August, 2006.

DELORES K. SCHAAR
Notary Public - State of Nevada
Appointment Recorded in Mineral County
No: 94-1215-13 - Expires February 25, 2010

[signature]
NOTARY PUBLIC

Suggested Form - Nevada Division of Minerals (REV. 3/1/2003 LV)
Nevada Affidavit/Notice of Intent to Hold, NRS 517.230

CERTIFIED COPY
The document to which this certificate is attached is a full, true and correct copy of the original of record in my office.

DATE: August 21, 2006

CHRISTINE HOFERER, Mineral County Recorder
By [signature] Deputy

139553

OFFICIAL RECORDS
MINERAL COUNTY, NEV.
RECORD REQUESTED BY
Paul Dupras
CHRISTINE HOFERER
COUNTY RECORDER
FEE 13.52 DEP DS
August 21, 2006 3:28 p.m.

AFFIDAVIT AND NOTICE OF INTENT TO HOLD
MINING CLAIM(S) AND SITE(S)

TO ALL WHOM IT MAY CONCERN:

The undersigned certifies that the owner or claimant intended or intends to hold the mining claim(s), mill site(s), and/or tunnel site(s) listed below from 12:00 p.m. on September 1 of the year before this affidavit was made and recorded, until 11:59 a.m. on September 1 of the year that this affidavit was made and recorded.

The claim map showing said claim(s) is filed as Document Number 131976 in the Mineral County records 131980 and 135687-135696

RECORDER'S STAMP

Name of claim(s) or site(s):	BLM Serial No(s):
PT-1 thru PT-5	883981 - 883985
PT-6 thru PT-15	906794 - 906803

Name and mailing address of owner or claimant:
Western Geoscience Inc.
P.O. Box 408
Mina, Nevada 89422

Dated this 21 day of Aug, 2006

By [signature]
Owner, Claimant, Agent or Lessee Signature

Paul C. Dupras
Owner, Claimant, Agent or Lessee Name (printed)

STATE OF Nevada
COUNTY OF Mineral

Subscribed and sworn to by Paul C. Dupras before me this 21st day of August, 2006.

DELORES K. SCHAAR
Notary Public - State of Nevada
Appointment Recorded in Mineral County
No: 94-1215-13 - Expires February 25, 2010

[signature: Delores K. Schaar]
NOTARY PUBLIC

RECEIVED-HSO-BLM
2006 AUG 25 AM 11:52

Suggested Form - Nevada Division of Minerals (REV- 3/1/2003 LV)
Nevada Affidavit/Notice of Intent to Hold, NRS 517.230

CERTIFIED COPY

The document to which this certificate is attached is a full, true and correct copy of the original of record in my office.

DATE: August 21, 2006

CHRISTINE HOFERER, Mineral County Recorder

By Delores Schaar Deputy

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
P.O. BOX 12000
RENO, NV 89520
Phone: (775) 861-6400

Receipt

No: 1343883

Transaction #: 1389122
Date of Transaction: 08/25/2006

CUSTOMER:	WESTERN GEOSCIENCE INC PO BOX 408 INC MINA,NV 89422

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED (455) CASES: NMC883981/$1875.00	2007 MAINTENANCE FEES - PT 1, ET AL	- n/a -	1875.00
				TOTAL:	$1,875.00

PAYMENT INFORMATION				
1	AMOUNT:	$1,875.00	POSTMARKED:	N/A
	TYPE:	CHECK	RECEIVED:	08/25/2006
	CHECK NO:	1034		
	NAME:	MOSQUITO MINING CORP 1575 DELUCCHI LA STE 116-B RENO NV 89502		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
P.O. BOX 12000
RENO, NV 89520
Phone: (775) 861-6400

Receipt

No: 1343867

Transaction #: 1389112
Date of Transaction: 08/25/2006

CUSTOMER:	MOSQUITO MINING CORP 6121 LAKESIDE DR STE 260 RENO,NV 89511

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED (455) CASES: NMC908864/$5750.00	2007 MAINTENANCE FEES - PTM 1, ET AL	- n/a -	5750.00
				TOTAL:	**$5,750.00**

PAYMENT INFORMATION				
1	AMOUNT:	$5,750.00	POSTMARKED:	N/A
	TYPE:	CHECK	RECEIVED:	08/25/2006
	CHECK NO:	1035		
	NAME:	MOSQUITO MINING CORP 6121 LAKESIDE DR STE 260 RENO NV 89511		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
P.O. BOX 12000
RENO, NV 89520
Phone: (775) 861-6400

Receipt

No: 1343888

Transaction #: 1389134
Date of Transaction: 08/25/2006

CUSTOMER:	SARAH WHICKER 455 GRANVILLE ST #301 VANCOUVER,BC V6C 1T1

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED (455) CASES: NMC903228/$5875.00	2007 MAINTENANCE FEES FOR SARAH 20, ET AL	- n/a -	5875.00
				TOTAL:	**$5,875.00**

PAYMENT INFORMATION

1	AMOUNT:	$5,875.00	POSTMARKED:	N/A
	TYPE:	CHECK	RECEIVED:	08/25/2006
	CHECK NO:	1033		
	NAME:	MOSQUITO MINING CORP 1575 DELUCCHI LN # 116-B RENO NV 89502		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

INVOICE

Office of Eureka County Recorder

Eureka County Courthouse
P.O. Box 556
Eureka, Nevada 89316

Phone (775) 237-5263
Fax (775) 237-5614

7164

8/21, 20 06

TO: Mosquito Mining

DESCRIPTION	AMOUNT
FEE FOR RECORDING, FILING OR COPYING THE FOLLOWING INSTRUMENTS:	
47 Notice of Intent to Hold	
47 x 8.50 = 399.50 + 4.00 =	403.50
Your Check # 1039	<408.50>
Cash Refund	<5.00>
TOTAL	

NEVADA LAWS REQUIRE PAYMENT OF ALL FEES IN ADVANCE.
PLEASE MAKE CHECKS PAYABLE TO "EUREKA COUNTY RECORDER."

MINERAL COUNTY
RECORDER'S OFFICE
BOX 1447
HAWTHORNE, NEVADA 89415
(775) 945-3676

RECEIPT # 20773
PAID BY: MOSQUITO MINING CORP

PAYMENT DATE 04/21/05
AMOUNT PAID 536.50

DESCRIPTION	AMOUNT
Recording Fees	122.00
Technology Fees	6.00
Foster Care Fees	2.00
State Treasurer Fees	396.50
Notary	10.00

PAYMENT BY CHECK 536.50

DOCUMENT 199532 - 199533
MTH(G!)

PAGES 2

MAIL TO: PAUL DUPRAS
P O BOX 306
[illegible], NV 89423-0306

2